                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 1, 2007

                                   ----------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13265                 76-0511406
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                              77002
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 1, 2007, CenterPoint Energy Resources Corp. ("CERC") entered into an Underwriting Agreement, dated as of February 1, 2007 (the "Underwriting Agreement"), among CERC and the several Underwriters named in Schedule I to the Underwriting Agreement, relating to the underwritten public offering of $150,000,000 aggregate principal amount of CERC's 6.25% Senior Notes due 2037 (the "Notes"). The offering is being made pursuant to CERC's registration statement on Form S-3 (Registration No. 333-136965).

     The Notes are being issued pursuant to the Indenture, dated as of February 1, 1998, between CERC (formerly NorAm Energy Corp.) and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the "Trustee"), as amended by Supplemental Indenture No. 10, dated as of February 6, 2007, between CERC and the Trustee. The terms of the Notes are further described in the prospectus supplement of CERC dated February 1, 2007, together with the related prospectus dated September 13, 2006, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on February 1, 2007, which description is incorporated herein by reference.

     A copy of the Underwriting Agreement, the Indenture and the form of Supplemental Indenture No. 10 (including the form of Note) have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibits listed below are filed herewith.

          (d)  Exhibits.

          1.1 Underwriting Agreement dated as of February 1, 2007, among CenterPoint Energy Resources Corp. and the several Underwriters named in Schedule I thereto.

          4.1 Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to CERC's Current Report on Form 8-K dated February 5, 1998).

          4.2 Form of Supplemental Indenture No. 10 dated as of February 6, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

          4.3  Form of Note (included in Exhibit 4.2 hereto).

          5.1  Opinion of Baker Botts L.L.P.

          23.1 Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY RESOURCES CORP.


Date: February 6, 2007                  By: /s/ James S. Brian
                                            ------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                             EXHIBIT DESCRIPTION
-------                             -------------------
  1.1     Underwriting Agreement dated as of February 1, 2007, among CenterPoint
          Energy Resources Corp. and the several Underwriters named in Schedule
          I thereto.

  4.1     Indenture dated as of February 1, 1998, between CenterPoint Energy
          Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York
          Trust Company, National Association (successor to JPMorgan Chase Bank,
          National Association (formerly Chase Bank of Texas, National
          Association)), as trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to CERC's Current Report on Form 8-K dated February 5,
          1998).

  4.2 Form of Supplemental Indenture No. 10 dated as of February 6, 2007, to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Trust Company, National Association, as trustee.

  4.3     Form of Note (included in Exhibit 4.2 hereto).

  5.1     Opinion of Baker Botts L.L.P.

  23.1    Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).